SUMMARY PROSPECTUS October 28, 2016

MFS® Global Multi-Asset Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated October 28, 2016, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	GLMAX
Class B	GLMBX
Class C	GLMCX
Class I	GLMIX
Class R1	GLMRX
Class R2	GLMSX
Class R3	GLMTX
Class R4	GLMUX
Class R6 (Formerly Class R5)	GLMVX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 12 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	1.51%
Acquired (Underlying) Fund Fees and Expenses	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.70%	3.45%	3.45%	2.45%	3.45%	2.95%	2.70%	2.45%	2.40%
Fee Reductions and/or Expense Reimbursements[1]	(1.24)%	(1.24)%	(1.24)%	(1.24)%	(1.24)%	(1.24)%	(1.24)%	(1.24)%	(1.20)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.46%	2.21%	2.21%	1.21%	2.21%	1.71%	1.46%	1.21%	1.20%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 1.27% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 2.02% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.02% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.52% of the class’ average daily net assets annually for Class R2 shares, and 1.01% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least October 31, 2017.

GMA-SUM-102816

MFS Global Multi-Asset Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$715	$1,254	$1,818	$3,347
Class B Shares assuming
redemption at end of period	$624	$1,244	$1,887	$3,478
no redemption at end of period	$224	$944	$1,687	$3,478
Class C Shares assuming
redemption at end of period	$324	$944	$1,687	$3,647
no redemption at end of period	$224	$944	$1,687	$3,647
Class I Shares	$123	$645	$1,193	$2,692
Class R1 Shares	$224	$944	$1,687	$3,647
Class R2 Shares	$174	$796	$1,444	$3,183
Class R3 Shares	$149	$721	$1,319	$2,941
Class R4 Shares	$123	$645	$1,193	$2,692
Class R6 Shares	$122	$634	$1,172	$2,645

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to a mix of asset classes, (2) individual security selection of U.S. and foreign issuers within those asset classes, and (3) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies primarily using derivative instruments. In addition, MFS may use derivatives to seek to limit the fund’s exposure to certain extreme market events. Derivatives include futures, forward contracts, options, structured securities, and swaps.

The fund’s performance may not be correlated with the performance of the asset classes, markets, or currencies represented by the individual investments selected by MFS.

Strategic Asset Class Allocation:  MFS determines the percentages of the fund’s assets to be invested in the general asset classes of bonds and stocks, as well as in other less-traditional asset classes that MFS believes provide diversification benefits when added to a portfolio consisting of bonds and stocks, such as commodity-related investments and real estate-related investments.  As of October 1, 2016, the fund’s target strategic exposures among asset classes were as follows: 15% in inflation-adjusted debt instruments; 35% in other debt instruments; 30% in equity securities; 15% in commodity-related investments; and 5% in real estate-related investments.

Debt instruments include inflation-adjusted debt instruments, corporate bonds, U.S. Government securities, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.  Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS may invest the fund’s assets in other mutual funds advised by MFS that invest in such asset classes instead of investing directly in such assets.

The strategic asset class allocations are not designed to take advantage of short-term market opportunities and have been selected for investment over longer time periods.  The strategic asset class allocations may be changed without shareholder approval or notice.  The actual strategic asset class weightings can deviate due to market movements and cash flows.  MFS periodically rebalances the fund’s strategic asset class weightings.  These target asset class weightings do not reflect the fund’s cash balance; some portion of the fund’s assets will be held in cash due to collateral requirements for the fund’s investments in derivatives, purchase and redemption activity, and other short term cash needs.

Individual Security Selection:

In selecting direct investments for the fund, MFS invests the fund’s assets in U.S. and foreign securities, including emerging market securities.

Of the fund’s investments in debt instruments, MFS primarily invests the fund’s assets in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.

MFS generally seeks to diversify the fund’s equity investments in terms of market capitalization (e.g., small, mid, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign).  These allocations may vary from time to time.

MFS may invest a large percentage of the fund’s equity investments in a single issuer or small number of issuers.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

A team of investment professionals selects investments for the fund. MFS allocates the fund’s assets to investment professionals by investment strategy.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments may also be considered.

Tactical Asset Allocation Overlay:  MFS employs a top-down tactical asset allocation process to adjust the fund’s exposure to asset classes, markets and currencies based on its assessment of the relative attractiveness of such asset classes, markets and currencies.  MFS manages the fund’s exposure to asset classes, markets and currencies primarily through the use of derivative instruments.

In managing the tactical overlay, MFS uses proprietary quantitative models and may increase or decrease the fund’s exposure to asset classes, markets and/or currencies resulting from MFS’ individual security selection based on MFS’ assessment of the risk/return

MFS Global Multi-Asset Fund

potential of such asset classes, markets and/or currencies. After taking into account the tactical overlay, the fund’s exposure to the various asset classes, markets, and/or currencies may vary significantly from time to time. MFS may also expose the fund to asset classes, markets and/or currencies in which its individual security selection has resulted in no or little exposure (e.g., the high yield bond market).

MFS may adjust the fund’s net exposure to asset classes, markets and/or currencies by taking net short positions in an asset class, market or currency if MFS believes the risk/return potential of such asset class, market or currency is unattractive.  Alternatively, MFS may cause the fund to take net long positions in an asset class, market or currency if MFS believes such asset class, market or currency appears attractive.  After taking into account the tactical overlay, the fund’s net exposures to the asset classes referenced below, which may include exposure to U.S. and foreign issuers, will normally fall within the following ranges:

Asset Class	Range
Inflation-adjusted debt instruments	-5% to 35%
Debt instruments, excluding inflation-adjusted debt instruments	0% to 70%
Equity securities	0% to 60%
Real estate-related investments	-10% to 20%

After taking into account the tactical overlay, the fund may have significant exposure to issuers in a single country, a small number of countries, or a particular geographic region, and to issuers in a single or small number of industries or sectors.

MFS does not currently expect to adjust the fund’s exposure to commodity-related investments.

MFS’ tactical asset allocation process for the fund will typically make extensive use of derivatives.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Allocation Risk:  MFS’ assessment of the risk/return potential of asset classes, markets and currencies, and its adjustments to the fund’s exposure to asset classes, markets, and currencies may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Investment Strategy Risk:  The fund’s strategy to manage its exposure to asset classes, markets, and currencies may not produce the intended results. In addition, the strategies MFS may implement to limit the fund’s exposure to certain extreme market events may not work as intended, and the costs associated with such strategies will reduce the fund’s returns.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.

Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Below investment grade quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Equity Market/Company Risk: Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Commodity-Related Investments Risk:  The value of commodity-related investments may be more volatile than the value of equity securities or debt instruments and may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity-related investment may be affected by demand/supply imbalances in the market for the commodity.

Real Estate-Related Investment Risk: The risks of investing in real estate-related securities include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the real estate investment trust (REIT) manager; and other factors.  The securities of smaller real estate-related

MFS Global Multi-Asset Fund

issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk:  Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund’s performance will be affected by the conditions in the countries or regions to which the fund is exposed.

Industry and Sector Focus Risk:  Issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions, and the fund’s performance will be affected by the conditions in the industries and sectors to which the fund is exposed.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. Investments selected using quantitative models may not produce the intended results due to the factors used in the models, the weight placed on each factor in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the nine-month period ended September 30, 2016, was 9.85%. During the period(s) shown in the bar chart, the highest quarterly return was 5.55% (for the calendar quarter ended September 30, 2012) and the lowest quarterly return was (6.75)% (for the calendar quarter ended September 30, 2015).

MFS Global Multi-Asset Fund

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2015)

Share Class	1 YEAR	LIFE (INCEPTION 3-30-2011)
Returns Before Taxes
B Shares	(11.17)%	(1.92)%
C Shares	(8.54)%	(1.56)%
I Shares	(6.68)%	(0.57)%
R1 Shares	(7.63)%	(1.56)%
R2 Shares	(7.25)%	(1.08)%
R3 Shares	(6.92)%	(0.81)%
R4 Shares	(6.68)%	(0.57)%
R6 Shares	(6.67)%	(0.53)%
A Shares	(12.27)%	(2.04)%
Returns After Taxes on Distributions
A Shares	(13.58)%	(2.82)%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(6.47)%	(1.69)%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
MSCI All Country World Index	(1.84)%	6.25%
MFS Global Multi-Asset Fund Blended Hedged Index	(3.15)%	2.73%
MFS Global Multi-Asset Fund Blended Index	(5.61)%	0.74%

As of December 31, 2015, the MFS Global Multi-Asset Fund Blended Hedged Index consisted of the following indices and weightings: 35% Bloomberg Barclays Global Aggregate Bond Index (Hedged); 15% Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index; 15% Bloomberg Commodity Index; 5% FTSE EPRA/NAREIT Developed Real Estate Index (Hedged); and 30% MSCI All Country World Index (Hedged). As of December 31, 2015, the MFS Global Multi-Asset Fund Blended Index consisted of the following indices and weightings: 30% MSCI All Country World Index; 35% Bloomberg Barclays Global Aggregate Bond Index; 15% Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index; 15% DJ-UBS Commodities Total Return Index; and 5% FTSE EPRA/NAREIT Developed Real Estate Index. The components and weightings of these blended indices may have differed during the period, and may differ in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Ben Nastou	2011	Investment Officer of MFS
Natalie Shapiro	2011	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.